EXHIBIT 10(W)


         ASSIGNMENT OF LEASE AND CANCELLATION OF SUBLEASE


      THIS ASSIGNMENT OF LEASE (the "Agreement") is made as of this 12th day of April, 1993, between REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership ("Assignor"), and FRED MEYER, INC., a Delaware corporation ("Assignee").

                        R E C I T A L S

      A. As of October 20, 1966, Southeast Company, an Oregon corporation ("Southeast"), as lessor, and Fred Meyer, Inc., as original lessee, entered into a lease (the "Lease") for the real property located at 5253 SE 82nd Avenue, Portland, Oregon, and more particularly described in Exhibit A attached hereto and incorporated by reference (the "Premises"). Assignor is the successor to Fred Meyer, Inc., as lessee under the Lease.

      B.   By a certain sublease dated October 22, 1986 (the
"Sublease"), Assignee subleased the Premises to Assignor.

      C.   Southeast and Assignor have entered into a Lease
Modification Agreement (the "Amendment") of even date herewith.
The Amendment will be effective only upon the assignment of the Lease to Assignee as provided for herein.

      D. The parties have agreed to the assignment of the Lease and termination of the Sublease upon the terms and conditions set forth below.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and agreements contained herein, the parties agree as follows:

      1.   Assignment.
           ----------
           Assignor hereby transfers, sets over and assigns to Assignee, effective as of February 1, 1993 (the
"Effective Date"), all right, title and interest of Assignor as lessee under the Lease, TO HAVE AND TO HOLD the same to Assignee, its successors and assigns forever; SUBJECT, HOWEVER, to each and every provision of the Lease.

      2.   Acceptance of Assignment.
           ------------------------
           As of the Effective Date, Assignee accepts the within assignment and assumes and agrees to perform and discharge all of the covenants, terms, conditions and provisions to be kept, observed and performed by Assignor as lessee under the Lease from and after the Effective Date.

      3.   Assignor's Indemnity of Assignee.
           --------------------------------
           Assignor hereby agrees to defend and indemnify Assignee, its partners, directors, officers, employees, agents, representatives, successors and assigns, and each of them, from and against any and all claims, suits, demands, causes of action, actions, liabilities, losses, damages, costs and expenses (including attorneys' fees) arising out of or resulting from Assignor's failure to perform any of lessee's obligations under the Lease that were not assumed by or passed through to Assignee as sublessee under the Sublease and which occurred prior to the Effective Date.

      4.   Assignee's Indemnity of Assignor.
           --------------------------------
           Assignee hereby agrees to defend and indemnify Assignor and its respective directors, officers, employees, agents, representatives, successors and assigns, and each of them, from and against any and all claims, suits, demands, causes of action, actions, liabilities, losses, damages, costs and expenses (including attorneys' fees) arising out of or resulting from (i) the failure by Assignee, its successors and assigns, to fully perform all of the lessee's obligations under the Lease after the Effective Date; or
(ii) the failure by Assignee to fully perform all of sublessee's obligations as sublessee under the Sublease which accrued prior to the Effective Date.

      5.   Termination of Sublease.
           -----------------------
           The Sublease shall terminate and shall be of no further force or effect whatsoever as of the Effective Date. From and after the Effective Date, and except as expressly provided herein, the parties shall have no further rights or obligations under the Sublease.

      6.   Attorneys' Fees.
           ---------------
           If either party hereto brings an action at law or in equity to enforce, interpret or seek redress for the breach of this Agreement, then the prevailing party in such action shall be entitled to recover all court costs and witness fees and reasonable attorneys' fees, (at trial or on appeal) in addition to all other appropriate relief.

      7.   Successors and Assigns.
           ----------------------
           This Agreement and every provision hereof shall bind and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

      8.   Counterparts.
           ------------
           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set opposite their signatures below, but this Agreement on behalf of such parties shall be deemed to have been dated as of the date first above written.

ASSIGNOR:         REAL ESTATE PROPERTIES LIMITED PARTNERSHIP,
                  an Oregon limited partnership

                    By FMGP Associates,
                       an Oregon limited partnership,
                       its General Partner

                       By FMGP Incorporated,
                          a Delaware corporation,
                          its General Partner


                       By DAVID W. RAMUS
                          ---------------------------------
                       Name David W. Ramus
                            -------------------------------
                       Title Vice President
                             ------------------------------


ASSIGNEE:         FRED MEYER, INC.,
                  a Delaware corporation



                  By SCOTT L. WIPPEL
                     --------------------------------------
                  Name Scott L. Wippel
                       ------------------------------------
                  Title Senior Vice President
                        -----------------------------------


            CONSENT TO ASSIGNMENT AND RELEASE OF ASSIGNOR

Southeast Company, an Oregon Corporation, as lessor under the Lease, hereby consents to the assignment of the Lease to Assignee and the assumption of the Lease by Assignee and further agrees that upon the assumption of the lease by Assignee, Assignor shall be fully and unconditionally released and discharged from all liability accruing under the Lease arising from conditions occurring after the Effective Date.

                           SOUTHEAST COMPANY
                           an Oregon corporation


                           By EARLE M. CHILES
                              -----------------------------
                           Name Earle M. Chiles
                                ---------------------------
                           Title President
                                 --------------------------

STATE OF OREGON       )
                      )  ss.
County of Washington  )

      On April 12, 1993, before me, the undersigned, a Notary Public in and for said State, personally appeared

David W. Ramus, personally known to me to be the person whose name is subscribed to the within instrument as Vice President of FMGP INCORPORATED, a Delaware corporation, the corporation that executed the within instrument as the general partner of FMGP ASSOCIATES, an Oregon limited partnership, itself the limited partnership that executed the within instrument as a general partner of REAL ESTATE LIMITED PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership, and acknowledged to me that he subscribed his name thereto as such officer of said corporation and that said corporation executed the same, pursuant to its bylaws or a resolution of its board of directors, as the general partner of said limited partnership, and that said limited partnership executed the same as a general partner of said partnership, and that said partnership executed the same.

      WITNESS my hand and official seal.



                             MANON B. RUDDICK
                             -------------------------------
[SEAL]                       Notary Public in and for said
                             County and State
                             My commission expires: 2/27/96
                                                    -------


STATE OF OREGON       )
                      )  ss.
County of Multnomah   )

      On April 14, 1993, before me, the undersigned, a Notary Public in and for said State, personally appeared
SCOTT L. WIPPEL, personally known to me to be the person whose name is subscribed to the within instrument as Vice President of FRED MEYER, INC., a Delaware corporation, the corporation that executed the within instrument and acknowledged to me that he subscribed his name thereto as such officer of said corporation and that said corporation executed the same pursuant to its bylaws or a resolution of its board of directors.

      WITNESS my hand and official seal.


                             CARLA J. BANGERT
                             ------------------------------
                             Notary Public in and for said
                             County and State
                             My commission expires: 11-13-93
                                                    --------

STATE OF OREGON       )
                      )  ss.
County of             )

      On April 12, 1993, before me, the undersigned, a Notary Public in and for said State, personally appeared
Earle M. Chiles, personally known to me to be the person whose name is subscribed to the within instrument as President of SOUTHEAST COMPANY, an Oregon corporation, the corporation that executed the within instrument and acknowledged to me that he subscribed his name thereto as such officer of said corporation and that said corporation executed the same pursuant to its bylaws or a resolution of its board of directors.

      WITNESS my hand and official seal.


                             LINDA H. BARNWELL
                             -------------------------------
[SEAL]                       Notary Public in and for said
                             County and State
                             My commission expires: 10/21/94
                                                    --------

                           EXHIBIT A

     A tract of land in Section 17, Township 1 South,
     Range 2 East of the Willamette Meridian, in the City of Portland, Multnomah County, Oregon; being portions of Lot 24, Marysville; Blocks 1, 2 and 3, Avondale;
     Block 1 Cahills Subdivision; Block 1, extended plat of Wedgewood Park and S. E. Steele Street, S. E.
     Steele Court, S. E. 81st Avenue, as vacated by City of Portland Ordinance No. 121530, described as follows:

     PARCEL I:

     All that portion of Lot 24, Marysville described as follows: Beginning at the southeasterly corner of Block 4, Cahills Subdivision; thence Easterly along the Easterly extension of the southerly line of said
     Block 4, 285.00 feet to a point in a line 45 feet
     Westerly from and parallel to the center line of
     S. E. 82nd Avenue; thence North along said parallel line, 100.00 feet; thence Westerly, 285.65 feet to the northeast corner of Lot 1, said Block 4, Cahills
     Subdivision; thence South along the east line of said lot, 100.00 feet to the point of beginning, EXCEPTING
     THEREFROM the Southeast corner thereof, being a triangular portion measuring 5 feet along S. E. 82nd
     Avenue and 5 feet along S. E. Mitchell Street;

     PARCEL II:

     Beginning at a point on the West line of S. E. 82nd Avenue (as now established, 45.00 feet from the center line) that is North 0 degrees 37' East, 193.48 feet from the Northerly boundary line of S. E. Foster Road extended Southeasterly; said point being the Northeast corner of the parcel conveyed to Gulf Oil Corporation by deed recorded September 27, 1966 in Deed Book 528 page 224; thence West along the North line of said Gulf Oil parcel, 115.69 feet; thence
     South 29 degrees 09' 30" West along the Northwesterly line of said Gulf Oil parcel, 115.69 feet to the Northerly line of S. E. Foster Road; thence North 61 degrees 27' 30" West along said Northerly line of said road, 346.01 feet to the intersection with the Easterly line of S. E. 80th Avenue (60 feet wide); thence
     North 28 degrees 29' East along the Easterly line of
     S. E. 80th Avenue, 127.63 feet, to the intersection of a line drawn 10.00 feet Easterly of the parallel to the Westerly line of Block 1, Cahills Subdivision extended Southerly; thence North 0 degrees 37' East along said line, 406.74 feet to a point in a line 60.00 feet Southerly from the South line of Block 4,

     Cahills Subdivision, said point being 60.00 feet
     Easterly from the East line of Block 2, Cahills Subdivision; thence North 89 degrees 51' East 417.20 feet, more or less, to the point in the Westerly line of
     S. E. 82nd Avenue as now established, that is 60.00 feet South of the Easterly extension of the Southerly line of Block 4, Cahills Subdivision; thence South
     0 degrees 37' West along a line drawn 45.00 feet West of and parallel to the center line of S. E. 82nd Avenue,
     584.29 feet, to the point of beginning.

     EXCEPTING THEREFROM the Northeast corner and the Northwest corner thereof, being triangular portions, measuring respectively 5 feet along S. E. 82nd Avenue and 5 feet along S. E. Mitchell Street and 5 feet along S.E. 80th Avenue and 5 feet along S. E.
     Mitchell Street;

     PARCEL III:

     A parcel of land in Lot 24, MARYSVILLE, within the corporate limits of the City of Portland, County of Multnomah and State of Oregon, described as:
     Beginning at a point in the East line of Section 17, Township 1 South, Range 2 East of the Willamette
     Meridian, 915.0 feet, North from the one-quarter section corner in East line of said Section 17;
     thence North along said East line 98.0 feet; thence
     West 330.0 feet to West line of Lot 24, MARYSVILLE;
     thence South along said West line 98.0 feet; thence
     East 330.0 feet to beginning, EXCEPT THAT PART OF
     PREMISES INCLUDED IN S. E. 82nd Avenue as now widened and established. EXCEPT that part conveyed to the City of Portland by deed recorded December 19, 1968 in Book 655, page 1476, Film Records.

                  LEASE MODIFICATION AGREEMENT


     THIS LEASE MODIFICATION AGREEMENT (the "Agreement") is made and entered into this 12th day of April, 1993, by and between SOUTHEAST COMPANY, an Oregon corporation ("Landlord"), and REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership ("Tenant").

                       R E C I T A L S

     This Agreement is made with reference to the following facts and objectives:

     A. On or about October 20, 1966, Landlord and Fred Meyer, Inc., an Oregon corporation, as original tenant entered into a lease for those certain premises (the "leased premises") located at 5253 SE 82nd Avenue, Portland, Oregon, and more particularly described on Exhibit A attached hereto and incorporated by reference. The lease was modified by an Agreement Amending Lease dated November 12, 1966, an Addendum to Lease dated August 9, 1969, and a Release of Real Property From Lease dated April 21, 1992. The lease, as modified, is hereinafter referred to as the "Lease."

     B. Tenant is the current lessee under the Lease. The current term of the Lease, as extended, expires on October 31, 1996.

     C. Landlord and Tenant have agreed to certain modifications of the Lease as set forth below.

     NOW, THEREFORE, in consideration of the foregoing facts and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant hereby amend and modify the Lease as follows:

     1.   Term.
          ----
          Paragraph 2 of the Lease shall be amended to extend the term of the Lease an additional twenty (20) years so that it will end on October 31, 2016.

     2.   Base Rent; Percentage Rent.
          --------------------------
          Paragraph 3 of the Lease is amended by changing the rental for the leased premises as follows:

          "3.1  Base Rent.
                ---------
                The monthly minimum base rent for
          the leased premises, commencing as
          of February 1, 1993, shall be as follows:

          PERIOD                        MONTHLY RENT
          ------                        ------------

          02/01/1993 - 10/31/1996       $25,000.00
          11/01/1996 - 10/31/2001       $40,000.00
          11/01/2001 - 10/31/2006       $45,000.00
          11/01/2006 - 10/31/2011       $50,000.00
          11/01/2011 - 10/31/2016       $55,000.00

          "3.2  Percentage Rent.
                ---------------
                In addition to base rent, Tenant
          shall pay percentage rent in the amount, if any, by which one and 37.5/100th percent (1.375%) of Gross Sales in each of Tenant's fiscal years (or partial fiscal year) during the lease term commencing after October 31, 1996, exceeds the monthly minimum base rent specified in Paragraph 3.1 above paid by Tenant to Landlord for such fiscal year (or partial fiscal year).

          "3.3  Definition of Gross Sales.
                -------------------------
                As used in this Lease, "Gross Sales"
          will mean the total amount actually
          received for all sales of merchandise
          and services from the leased premises
          by Tenant or any successor permitted
          occupant, subtenant or concessionaire,
          whether for cash or credit, including all gift and merchandise certificates, all credit charges and all other receipts from business conducted in or from the leased premises, but deducting and excluding therefrom (i) sales of tobacco products, (ii) any sales taxes or other taxes collected by the seller of goods for payment to the taxing authority, (iii) sales of goods to employees at discounts, and
          (iv) merchandise exchanges, returns, rebates and/or refunds to customers, lottery tickets, sales of Tenant's furniture, fixtures, equipment and other property which is not stock in trade, any sales which are "bulk transfer" sales of inventory as established by Oregon law, or any sale or transfer of all or a substantial portion of Tenant's inventory to a single buyer or successor of Tenant's business. With respect to the income received form leased vending machines or amusement machines or income received from temporary mall events (such as flower stalls and independent vendors), only the amount of location rentals or other payments received by Tenant (or subtenants) from the machine owner, mall event operator or vendor shall be included in Gross Sales. With respect to sales of tickets, fishing licenses or like transactions where Tenant or subtenants act as sales agent and are paid a fee or commission for assisting with the sale, only the amount of such fee or commission rentals shall be included in Gross Sales. If any portion of the leased premises is subleased to third-party tenants on a basis which does not permit the calculation of an amount to be included in Gross Sales as described above
          (e.g., a sublease of space for a branch
          savings and loan association office or an in-store sublease of space for insurance sales), an appropriate adjustment or increase in the Gross Sales amount will be made, to include in Gross Sales for the space so leased an amount equal to the average Gross Sales per square foot from the retail operation of the store (based on the total Gross Sales from the retail operation divided by the gross building area).

          "3.4  Calculation and Time of Payment.
                -------------------------------
                The minimum base rent will be paid in
          advance on the first day of each month.
          Percentage rent will be calculated at the end of each fiscal year of Tenant, which will be the reporting year for purposes of calculating and paying percentage rent, and will be paid by Tenant within sixty
          (60) days thereafter.

          "3.5  Records.
                -------
                Tenant shall keep reasonably
          complete and accurate records showing Gross
          Sales from the leased premises. Such records shall be preserved for a period of three (3) years and shall be available for inspection by Landlord following reasonable advance notice.

          "3.6  Reporting.
                ---------
                Tenant shall submit to Landlord
          an annual statement of Gross Sales for
          each reporting year and any partial year during the lease term, within sixty (60) days after the end of each reporting year. The statement will be certified by an officer of Tenant and will show Gross Sales during the prior reporting year or partial year.
          Landlord agrees to hold in confidence all information obtained from the records of Tenant, except that Landlord may furnish copies on a confidential basis to any party providing financing to Landlord or purchasing the leased premises.

          "3.7  Landlord's Right to Audit.
                -------------------------
                Landlord may cause the percentage rent
          computation and the record of Gross Sales of Tenant to be examined at any time by an accountant selected by Landlord. If such examination discloses that the percentage rent was understated, Tenant shall immediately pay the percentage rent to Landlord, together with interest on the deficiency in percentage rent at a rate equal to two percent (2%) per annum above the publicly announced prime rate of the

          United States National Bank of Oregon in effect on the date of the billing from the date payment is due pursuant to paragraph 3.4 above until payment in full. If percentage rent was understated by more than two percent
          (2%), Tenant shall pay the cost of the audit.
          If the accountant's examination reveals that percentage rent was not so understated, Landlord will pay the cost of the audit. If there is a misstatement of rent by ten percent (10%) or more, Landlord may impose an additional late charge equal to five percent
          (5%) of the amount that percentage rent was understated, in addition to the interest on such understated rent as provided above.

          "3.8  Additional Rent.
                ---------------
                All payments required to be paid by
          Tenant under this Lease, other than
          base rent and percentage rent, will
          constitute additional rent.

          "3.9  No Representations as to Sales.
                ------------------------------
                Landlord is not relying on any projections or representations by Tenant as to sales anticipated to be made from the leased premises, and there is, and shall be, no express or implied covenant regarding the sales by Tenant."

     3.   Related Provisions.
          ------------------
          In connection with the foregoing
changes to Paragraph 3 of the Lease, the following clarifications are added to Paragraph 7 of the Lease:

          "There is, and shall be, no express or
          implied covenant to operate business on the leased premises; provided, that in the event operation of business from sixty percent
          (60%) or more of the gross building area of the improvements on the leased premises is to be discontinued for a continuous period of at least one (1) year for any reason other than
          (a) strikes, lockouts or other labor
          difficulties, acts of God, the requirements of any local, state or federal law, rule or regulation, fire or other casualty, condemnation, war, riot, insurrection or any other reason beyond Tenant's reasonable control, or (b) temporary closure due to the restoration, reconstruction, expansion, alteration, modification or remodeling of any improvements located on the leased premises, then Tenant shall, at least thirty (30) days prior to discontinuing such operations, but not more than six (6) months prior to discontinuing such operations, provide written notice to Landlord that Tenant intends to discontinue operation of business from sixty percent (60%) or more of the gross building area of the improvements on the leased premises (the "Notice of

          Election").
          The Notice of Election will include the
          anticipated date on which Tenant intends to discontinue operation of business. Landlord shall have the right to terminate this Lease by written notice to Tenant, such notice to be delivered to Tenant within one hundred eighty (180) days after Landlord's receipt of the Notice of Election ("Landlord's
          Termination Notice").  Landlord's Termination
          Notice will not be effective until Tenant actually discontinues operation of business from sixty percent (60%) or more of the gross building area of the improvements on the leased premises and the expiration of at least thirty (30) days from and after the delivery of Landlord's Termination Notice to Tenant. Upon the effective date of such termination, neither party will have any further obligation to the other under the Lease (other than obligations accrued through the effective date of termination of the Lease). If Landlord does not give a Landlord's Termination Notice within such one hundred eighty (180)-day period, then the procedures for Landlord to have a termination right under the foregoing "go dark" proviso and the restrictions on assignment and subletting and procedures for Landlord to have a termination right under
          Paragraph 7(a), as revised in Section 5
          (Assignment) below, are waived and terminated and will have no further force or effect.
          Notwithstanding the foregoing, during the period starting on the date hereof and ending on October 31, 1996, if Tenant gives a Notice of Election and if Landlord does not give a Landlord's Termination Notice as provided above, then the procedures for Landlord to have a termination right under the foregoing
          "go dark" proviso and the restrictions on assignment and subletting and procedures for Landlord to have a termination right under Paragraph 7(a), as revised below, will be deemed waived and terminated only if Tenant, within one (1) year of its Notice of Election, causes operation of business from sixty percent (60%) or more of the gross building area of the improvements on the leased premises to be discontinued and such discontinuance continues for at least one (1) year or if Tenant, within one (1) year of its Notice of Election, assigns this Lease or sublets more than twenty-five percent (25%) of the gross building area.

          Paragraph 7(d) of the Lease is applicable only after and during the continuance of a default by Tenant and is subject to Landlord's compliance with the provisions of the Lease and applicable law concerning Landlord's re-entry and regaining possession of the leased premises.

     4.   Casualty.
          --------
          Paragraph 7(g)(4) of the Lease shall be deleted in its entirety and the following language is substituted therefor:

          "In the event of a casualty to any building located on the leased premises, and Tenant restores such building or constructs a new building on the leased premises, the insurance proceeds under the policies of insurance maintained by Tenant shall be paid to Tenant to the extent necessary to so restore or reconstruct, and any unused balance shall be paid to Landlord or its Lender. In the event of a casualty after which Tenant chooses not to restore or reconstruct, or in the event of a casualty to the leased premises that would allow Tenant to elect to terminate the Lease and Tenant so elects to terminate the Lease then the insurance proceeds, together with any self-insured retention or deductible amount (which shall be paid by Tenant) shall be paid to Landlord or its Lender."

     5.   Assignment.
          ----------
          Paragraph 7(a) of the Lease, as previously amended, shall be deleted in its entirety and the following language is substituted therefor:

          "Tenant shall not, without the prior written consent of Landlord, or compliance with the procedures set forth in the following paragraph, assign this lease or sublease all or any part of the leased premises, except as otherwise set forth below. Any consent to any such transfer shall apply only to the specific act authorized and shall not be construed as a waiver of the restriction on transfer contained in this Lease. However, notwithstanding any other provision of this Lease, Tenant may: (i) assign or transfer its interest as lessee under the Lease without Landlord's consent or compliance with the procedures set forth below in connection with the consolidation, merger, acquisition, or sale of Tenant, or substantially all of the assets of Tenant, or to a wholly owned subsidiary of Tenant, or in connection with a sale-leaseback transaction; and/or (ii) sublease twenty-five percent (25%) or less of the gross building area of the improvements on the leased premises from time to time.

          "In the event Tenant desires to assign this Lease or sublet more than twenty-five percent
          (25%) of the gross building area of the
          improvements on the leased premises, and if Landlord's consent is required under the terms of the foregoing paragraph, the parties will follow the following procedures:

          "    (a)  Tenant will notify Landlord in
          writing that Tenant intends to assign this Lease or sublet more than twenty-five percent
          (25%) of the gross building area of the
          improvements on the leased premises
          ("Tenant's Notice").

          "    (b)  Landlord will have the right,
          within one hundred eighty (180) days after receipt of Tenant's Notice, to cancel this Lease by written notice of cancellation to Tenant, in which event the Lease will terminate eighty (80) days after receipt of such notice unless Tenant, within such eighty
          (80)-day period discontinues its plan to assign the Lease or sublet more than twenty-five percent (25%) of the gross building area of the improvements on the leased premises.

          "    (c)  If Landlord does not notify Tenant
          of its election to cancel the Lease within such one hundred eighty (180) day period, as referenced in subparagraph (b) above, then the restrictions on assignment and subletting and procedures to have a termination right under the foregoing paragraphs and the procedures for Landlord to have a termination right under the "go dark" proviso in
          Section 3 (Related Provisions) above are waived and terminated and will have no further force or effect. Notwithstanding the foregoing, during the period starting on the date hereof and ending on October 31, 1996, if Tenant gives a Tenant's Notice and if Landlord does not notify Tenant of its election to cancel the Lease within the one hundred eighty (180)-day period provided above, the restrictions on assignment and subletting and procedures to have a termination right under the foregoing paragraphs and the procedures for Landlord to have a termination right under the "go dark" proviso in Section 3 (Related Provisions) above will be deemed waived and terminated only if Tenant assigns this Lease or sublets more than twenty-five percent (25%) of the gross building area within one (1) year of the Tenant's Notice.

          "    (d)  In the case of an assignment, the
          transferee will assume the obligations under this Lease accruing from and after the date of transfer, and Tenant will not be released by Landlord from its liability under the Lease (except as otherwise specifically approved in writing by Landlord)."

     6.   Subordination to Mortgages.
          --------------------------
          The following new Paragraph 10 is added to the Lease:

          "10.  Subordination to Mortgages.
                --------------------------
                This Lease, at Landlord's option,
          shall be subordinate to the lien of any trust deed or mortgage subsequently placed upon the leased premises, and to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, however, that this provision shall apply only if the lender who receives the benefit of the subordination enters into an written non-disturbance agreement stating that Tenant's right to quiet possession of the leased premises shall not be disturbed and that condemnation and insurance proceeds shall be used for the purposes set forth in the Lease, so long as Tenant pays the rent and observes and performs all of the provisions of this Lease."

     Landlord shall endeavor to obtain a similar non-disturbance agreement with any lender whose trust deed or mortgage encumbers the leased premises as of the date of this Agreement.

     7.   Insurance.
          ---------
          The following new Paragraph 11 is added to the Lease:

          "11.  Self-Insurance.
                --------------
                Tenant may satisfy the insurance
          requirements of this Lease by self-insurance to an extent which is reasonable in relation to its financial worth. Landlord has approved
          Tenant's current coverages, deductibles and self-insurance arrangements as set forth in documents previously delivered to Landlord."

     8.   Cooperation by Landlord.
          -----------------------
          The following new Paragraph 12 is added to the Lease:

          "12. Landlord hereby approves (and agrees not to remonstrate against) any actions or applications by Tenant, at Tenant's cost, to obtain a vacation of the portion of the public street which is situated between the home improvement center parcel and the main building parcel on the leased premises. Any vacated street area that accrues to such parcels upon vacation will be deemed automatically added to and incorporated into the Lease (without change to the rent to be paid). Upon reasonable request from time to time, Landlord shall join with Tenant in any application, consent, grant of easement or license or other instrument as shall be reasonably necessary or convenient to allow development or use of the leased premises by Tenant, so long as the use or value of the leased premises is not thereby adversely affected."

     9.   Condition Precedent.
          -------------------
          Effectiveness of this Agreement shall be conditioned upon completion of the assignment of the Lease from Tenant to Fred Meyer, Inc., a Delaware corporation.

     10.  Ratification.
          ------------
          Except as herein modified the Lease is hereby ratified and confirmed and shall remain in full force and effect.

     11.  Successors and Assigns.
          ----------------------
          Each and all of the covenants, terms, agreements and obligations of this Agreement shall extend to and bind and inure to the benefit of the successors and/or assigns of said parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                            LANDLORD:

                            SOUTHEAST COMPANY
                            an Oregon corporation



Dated:  April 12, 1993      By EARLE M. CHILES
                               ----------------------------
                            Earle M. Chiles
                            -------------------------------
                                 (typed or printed name)
                            Its President
                                ---------------------------


                            TENANT:

                            REAL ESTATE PROPERTIES LIMITED PARTNERSHIP, an Oregon limited partnership

                            By FMGP Associates,
                               an Oregon limited partnership,
                               its General Partner

                               By FMGP Incorporated,
                                  a Delaware corporation,
                                  its General Partner



Dated:  April 12, 1993    By DAVID W. RAMUS
                            -------------------------------
                         David W. Ramus
                         ----------------------------------
                              (typed or printed name)
                         Its Vice President
                             ------------------------------

                           EXHIBIT A

     A tract of land in Section 17, Township 1 South,
     Range 2 East of the Willamette Meridian, in the City of Portland, Multnomah County, Oregon; being portions of Lot 24, Marysville; Blocks 1, 2 and 3, Avondale;
     Block 1 Cahills Subdivision; Block 1, extended plat of Wedgewood Park and S. E. Steele Street, S. E.
     Steele Court, S. E. 81st Avenue, as vacated by City of Portland Ordinance No. 121530, described as follows:

     PARCEL I:

     All that portion of Lot 24, Marysville described as follows: Beginning at the southeasterly corner of Block 4, Cahills Subdivision; thence Easterly along the Easterly extension of the southerly line of said
     Block 4, 285.00 feet to a point in a line 45 feet
     Westerly from and parallel to the center line of
     S. E. 82nd Avenue; thence North along said parallel line, 100.00 feet; thence Westerly, 285.65 feet to the northeast corner of Lot 1, said Block 4, Cahills
     Subdivision; thence South along the east line of said lot, 100.00 feet to the point of beginning, EXCEPTING
     THEREFROM the Southeast corner thereof, being a triangular portion measuring 5 feet along S. E. 82nd
     Avenue and 5 feet along S. E. Mitchell Street;

     PARCEL II:

     Beginning at a point on the West line of S. E. 82nd Avenue (as now established, 45.00 feet from the center line) that is North 0 degrees 37' East, 193.48 feet from the Northerly boundary line of S. E. Foster Road extended Southeasterly; said point being the Northeast corner of the parcel conveyed to Gulf Oil Corporation by deed recorded September 27, 1966 in Deed Book 528 page 224; thence West along the North line of said Gulf Oil parcel, 115.69 feet; thence
     South 29 degrees 09' 30" West along the Northwesterly line of said Gulf Oil parcel, 115.69 feet to the Northerly line of S. E. Foster Road; thence North 61 degrees 27' 30" West along said Northerly line of said road, 346.01 feet to the intersection with the Easterly line of S. E. 80th Avenue (60 feet wide); thence
     North 28 degrees 29' East along the Easterly line of
     S. E. 80th Avenue, 127.63 feet, to the intersection of a line drawn 10.00 feet Easterly of the parallel to the Westerly line of Block 1, Cahills Subdivision extended Southerly; thence North 0 degrees 37' East along said line, 406.74 feet to a point in a line 60.00 feet Southerly from the South line of Block 4,

     Cahills Subdivision, said point being 60.00 feet
     Easterly from the East line of Block 2, Cahills Subdivision; thence North 89 degrees 51' East 417.20 feet, more or less, to the point in the Westerly line of
     S. E. 82nd Avenue as now established, that is 60.00 feet South of the Easterly extension of the Southerly line of Block 4, Cahills Subdivision; thence South
     0 degrees 37' West along a line drawn 45.00 feet West of and parallel to the center line of S. E. 82nd Avenue,
     584.29 feet, to the point of beginning.

     EXCEPTING THEREFROM the Northeast corner and the Northwest corner thereof, being triangular portions, measuring respectively 5 feet along S. E. 82nd Avenue and 5 feet along S. E. Mitchell Street and 5 feet along S.E. 80th Avenue and 5 feet along S. E.
     Mitchell Street;

     PARCEL III:

     A parcel of land in Lot 24, MARYSVILLE, within the corporate limits of the City of Portland, County of Multnomah and State of Oregon, described as:
     Beginning at a point in the East line of Section 17, Township 1 South, Range 2 East of the Willamette
     Meridian, 915.0 feet, North from the one-quarter section corner in East line of said Section 17;
     thence North along said East line 98.0 feet; thence
     West 330.0 feet to West line of Lot 24, MARYSVILLE;
     thence South along said West line 98.0 feet; thence
     East 330.0 feet to beginning, EXCEPT THAT PART OF
     PREMISES INCLUDED IN S. E. 82nd Avenue as now widened and established. EXCEPT that part conveyed to the City of Portland by deed recorded December 19, 1968 in Book 655, page 1476, Film Records.